CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 30, 1998 included in Hospitality Worldwide Services, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.



                                             /s/ ARTHUR ANDERSEN LLP
                                             -----------------------
                                                 ARTHUR ANDERSEN LLP

New York, New York
August 13, 1998